EXHIBIT 10.1

AMENDMENT No. 4
DATED AS OF SEPTEMBER 27, 2016
TO
SECOND AMENDED AND RESTATED LOAN AGREEMENT
DATED AS OF SEPTEMBER 29, 2010
This Amendment No. 4 (this “Amendment”), dated as of September 27, 2016, to the Second Amended and Restated Loan Agreement, dated as of September 29, 2010 (as amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”), is made by and among G&K Receivables Corp., a Minnesota corporation (“Borrower”), G&K Services, Inc., a Minnesota corporation, in its capacity as the initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, “Servicer”), SunTrust Bank (together with its successors and permitted assigns, “Lender”), SunTrust Bank, a Georgia banking corporation, as letter of credit issuer (in such capacity, the “LC Issuer”) and SunTrust Robinson Humphrey, Inc., a Tennessee corporation, as agent and administrator for Lender (in such capacity, together with its successor and assigns in such capacity, “Administrator”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Loan Agreement.
BACKGROUND
A.    The parties hereto have previously entered into and are currently parties to the Loan Agreement.
B.    The parties hereto desire to amend the Loan Agreement on the terms and subject to the conditions set forth herein.
Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
Section 1.    Amendments to the Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Loan Agreement is hereby amended as follows:
(a)    The defined terms “Change of Control”, “Control”, and “Equity Interests” are hereby added to Section 1.1 of the Loan Agreement in the appropriate alphabetical sequence and as so added shall read as follows:
“Change of Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of G&K; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of G&K by Persons who were neither (i) nominated by the board of directors of G&K nor (ii) appointed or approved by directors so nominated; (c) the occurrence of a change in control, or other similar provision, as defined in any agreement or instrument evidencing any indebtedness in excess of $20,000,000 (triggering a default or mandatory prepayment, which default or mandatory prepayment has not been waived in writing); or (d) G&K ceases to own, directly or indirectly, and Control 100% (other than directors’ qualifying shares) of the ordinary voting and economic power of the Borrower and, if G&K is not Servicer, of Servicer.
“Control” means the direct or indirect possession of the power to direct or cause the direction of the management or policies of a Person, whether through ownership, by contract, arrangement or understanding, or otherwise.
“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

(b)    The defined term “Scheduled Commitment Termination Date” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
“Scheduled Commitment Termination Date” means September 26, 2017, as extended from time to time by mutual agreement of the parties hereto.
(c)    Section 10.2.10 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
10.2.10.    Change of Control. A Change of Control shall have occurred.
Section 2.    Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date first written above (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent:
(a)    Administrator shall have received counterparts of this Amendment duly executed by each party hereto;
(b)    Administrator shall have received a fully executed Tenth Amended and Restated Fee Letter; and
(c)    Administrator shall have received the Extension Fee (as amended by the Tenth Amended and Restated Fee Letter).
Section 3.    Reference to and Effect on the Loan Agreement. Upon the effectiveness of this Amendment, (i) Borrower and Servicer each hereby reaffirms all covenants, representations and warranties made by it in Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment Effective Date (except for those representations and warranties that are expressly made only as of a different date, which representations and warranties shall be correct as of the date made) and (ii) each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be, and any references to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be, a reference to the Loan Agreement as amended hereby.
Section 4.    Expenses. Borrower hereby reaffirms its obligations under Section 15.4 of the Loan Agreement to pay all costs and expenses (including, without limitation, the reasonable fees and expenses of counsel) incurred by the LC Issuer, the Administrator, the Lender, each Liquidity Bank, each Credit Bank and Servicer in connection with the preparation, execution and delivery of this Amendment and the agreements and instruments related hereto.
Section 5.    Effect. Except as otherwise amended by this Amendment, the Loan Agreement shall continue in full force and effect and is hereby ratified and confirmed.
Section 6.    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.
Section 7.    Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York without regard to the conflict of law principles thereof (other than Section 5‑1401 of the New York General Obligations Law) except to the extent that the laws of another jurisdiction govern the perfection, or the effect of perfection or nonperfection, of the security interests of Administrator, for the benefit of the Secured Parties.
Section 8.    Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same agreement.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

G&K RECEIVABLES CORP.,
as Borrower

By:	/s/ Tracy C. Jokinen
Name: Tracy C. Jokinen
Title: Chief Financial Officer

G&K SERVICES, INC.,
as Initial Servicer

By:	/s/ Tracy C. Jokinen
Name: Tracy C. Jokinen
Title: Chief Financial Officer

Signature Page to
Amendment No. 4 to Second Amended and Restated Loan Agreement

SUNTRUST BANK,
as Lender

By:	/s/ Jason Meyer
Name: Jason Meyer
Title: First Vice President

Signature Page to
Amendment No. 4 to Second Amended and Restated Loan Agreement

SUNTRUST ROBINSON HUMPHREY, INC.,
as Administrator

By:	/s/ Jason Meyer
Name: Jason Meyer
Title: Director

Signature Page to
Amendment No. 4 to Second Amended and Restated Loan Agreement

SUNTRUST BANK,
as LC Issuer

By:	/s/ Jason Meyer
Name: Jason Meyer
Title: First Vice President

Signature Page to
Amendment No. 4 to Second Amended and Restated Loan Agreement